UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2006

PerkinElmer, Inc.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-05075	04-2052042
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

45 William Street, Wellesley, Massachusetts	02481
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 237-5100

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

(a) Change in Officers

On January 24, 2006, Robert F. Friel was named President of PerkinElmer Inc.’s Life and Analytical Sciences (LAS) unit, effective February 1, 2006. Mr. Friel will also continue to serve in his current role as Vice Chairman of PerkinElmer and a member of the Company’s Board of Directors. In connection with his new position, Mr. Friel’s annual base salary has been increased to $550,000, effective February 1, 2006.

Mr. Friel succeeds Peter B. Coggins, who retired from his position as President of PerkinElmer’s LAS unit and Senior Vice President of PerkinElmer, Inc., effective February 10, 2006. In connection with this transition, Mr. Coggins entered into a consulting arrangement, pursuant to which he will continue to support PerkinElmer as senior advisor after his retirement. The term sheet documenting this consulting agreement is attached as Exhibit 99.1 and is incorporated herein by reference.

Also, John R. Roush was named a Senior Vice President of PerkinElmer effective January 24, 2006. Mr. Roush will continue to serve in his current role as President of the Company’s Optoelectronics unit.

(b) PIP Bonus Awards and 2006 Base Salaries

On January 24, 2006, the Compensation and Benefits Committee of the Board of Directors of PerkinElmer, Inc. (the “Compensation Committee”) approved payments for the second half of 2005 under PerkinElmer’s Performance Incentive Program (“PIP”) for the Company’s executive officers, including the Chief Executive Officer. The cash bonus amount specified for Mr. Summe includes an annual CEO bonus award approved by the Compensation Committee based on non-financial goals, including growth and innovation, quality and productivity, and organizational development. The attached Exhibit 99.2 summarizes the PIP payments for the second half of 2005 and is incorporated herein by reference.

In addition, on January 24, 2006, the Compensation Committee approved 2006 base salaries for the Company’s executive officers, which are listed on Exhibit 99.3 and are incorporated herein by reference. The base salaries are effective February 1, 2006 unless otherwise indicated.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERKINELMER, INC.

Date: January 30, 2006	By:	/s/ JEFFREY CAPELLO
Jeffrey Capello
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Term sheet for Consulting Agreement

99.2	Summary of 2005 Second Half PIP bonus payments

99.3	Summary of 2006 Base Salaries